UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2013 (May 8, 2013)

_________________________________________________________
Triangle Capital Corporation
(Exact name of registrant as specified in its charter)
 _________________________________________________________

Maryland	814-00733	06-1798488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina		27612
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (919) 719-4770
Not Applicable
(Former name or former address, if changed since last report.)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.
On May 8, 2013, Triangle Capital Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2013. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in these Items 2.02 and 7.01 of Form 8-K, and Exhibit 99.1 attached hereto, are being furnished by the Company in satisfaction of the public disclosure requirements of Regulation FD and Item 2.02 of Form 8-K, insofar as they disclose historical information regarding the Company’s results of operations or financial condition as of and for the quarter ended March 31, 2013.
In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in these Items 2.02 and 7.01, and Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Board of Directors of the Company previously approved, subject to stockholder approval, an amendment to the Company's 2007 Equity Incentive Plan (the "Equity Incentive Plan"), in order to allow for each non-employee director to receive an annual grant of $50,000 worth of restricted shares of our common stock (based on the closing stock price of the Company's common stock on the grant date), an increase from the previous annual grant of $30,000 worth of restricted shares of our common stock. On March 21, 2013, we received an order from the Securities and Exchange Commission granting exemptive relief to amend the Equity Incentive Plan to allow for such an increase. On May 8, 2013, at the 2013 annual meeting of stockholders of the Company, the Company's stockholders approved this amendment to the Equity Incentive Plan. A more detailed summary of the material terms of the Equity Incentive Plan appears on pages 43 to 46 of the Company's Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 22, 2013. The foregoing description of the amendment is qualified in its entirety by reference to the full text of the amended Equity Incentive Plan, which is filed as exhibit 10.1 hereto and incorporated herein by reference.
In addition, at the Annual Meeting, the Company's stockholders approved certain business criteria for various performance goals that our Board of Directors may use with respect to grants of restricted stock awards to executive officers under the Equity Incentive Plan to enable such awards to qualify for the “performance-based” compensation exception under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), which allows such awards to be fully deductible for federal income tax purposes. A more detailed summary of the material terms of the business criteria for performance goals with respect to grants of restricted stock awards to executive officers under the Equity Incentive Plan appears on pages 47 to 48 of the Company's Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 22, 2013.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
Following are descriptions of the matters voted on at the Annual Meeting and the final results of such voting:

Proposal 1 - Election of Directors
The following individuals, constituting all of the nominees named in the Company's Proxy Statement, were elected as directors to serve until the 2014 annual meeting of stockholders and until their successors have been duly elected and qualified. The following votes were taken in connection with this proposal:

Director	For	Withheld
Garland S. Tucker, III	15,672,516	524,175
Brent P.W. Burgess	15,296,755	899,936
Steven C. Lilly	14,818,193	1,378,498
W. McComb Dunwoody	15,553,878	642,813
Mark M. Gambill	15,701,554	495,137
Benjamin S. Goldstein	15,034,636	1,162,055
Simon B. Rich, Jr.	15,647,671	549,020
Sherwood H. Smith, Jr.	15,472,039	724,652

Proposal 2 - Approval to Sell Securities Below Net Asset Value
A proposal to authorize the Company, pursuant to approval of its Board of Directors, to sell shares of its common stock or warrants, options or rights to acquire common stock during the next year at a price below the Company's then current net asset value per share was approved. The following votes were taken in connection with this proposal:

For	Against	Abstain
14,649,383	1,247,933	299,360

This proposal was also approved by the Company's non-affiliated stockholders by a vote of 13,317,691 shares for, 1,247,933 shares against and 299,360 shares abstained. The number of votes cast in favor of this proposal represents a majority of outstanding voting securities of the Company and a majority of outstanding securities not held by affiliated persons, as defined under the Investment Company Act of 1940, as amended.

Proposal 3 - Approval to Increase the Annual Grant of Restricted Common Stock to our Non-Employee Directors Under the Equity Incentive Plan
The proposal to amend the Equity Incentive Plan to increase to $50,000 the value of the Company's common stock that may be granted annually, pursuant to approval of the Board of Directors of the Company, to non-employee directors under the Equity Incentive Plan was approved. The following votes were taken in connection with this proposal:

For	Against	Abstain
14,317,442	1,503,870	375,364

Proposal 4 - Approval of Business Criteria for Awards Under the Equity Incentive Plan Pursuant to Section 162(m) of the Code
The proposal to approve business criteria for awards under the Equity Incentive Plan pursuant to Section 162(m) of the Code was approved. The following votes were taken in connection with this proposal:

For	Against	Abstain
14,916,814	782,941	496,922

Item 7.01.	Regulation FD Disclosure.
The disclosure contained in Item 2.02 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

The following exhibit 99.1 is being furnished herewith to this Current Report on Form 8-K:

Exhibit No.	Description
10.1†	Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan
99.1	Press Release dated May 8, 2013 of the Company
_____________
†    Management contract or compensatory plan or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triangle Capital Corporation

Date: May 8, 2013	By:	/s/ Steven C. Lilly
Steven C. Lilly
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1†	Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan
99.1	Press Release dated May 8, 2013 of the Company
_____________
†    Management contract or compensatory plan or arrangement.